================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      CHANTAL PHARMACEUTICAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK
----------------------------------------X
                                        :
CHANTAL PHARMACEUTICAL CORPORATION,
                                        :
                         Plaintiff,
                                        :

          - against -                   :   Civ. Action No.

PETER TING, MARGARETTE TING, FRANCIS    :   COMPLAINT
PHALEN, PAUL LOCIGNO, DONALD WRIGHT,        ---------
ROBERT BINDER, BRAD BULLOCH,            :
DORAN CAPITAL MANAGEMENT L.P.,
DOUGLAS FRIEDENBERG, WILLIAM T. GIBSON, :
KATHLEEN GIBSON, DAVID JAMES,
RICHARD LOVE, RICK MAHONSKI,            :
DIANE MAHONSKI, MH & ASSOCIATES
SECURITIES MANAGEMENT CORPORATION,      :
HOWARD MILLER, E.C. MORGAN, LAMONT
ASSET MANAGEMENT SA, ROLLINS            :
INTERNATIONAL, LIMITED, MANASSIST
INTERNATIONAL CO., LIMITED and JOHN     :
DOES 1 to 100,
                                        :
                         Defendants.
                                        :
----------------------------------------X


                  Plaintiff Chantal Pharmaceutical Corporation, by its attorneys, Phillips Nizer Benjamin Krim & Ballon LLP, as and for its complaint herein, alleges as follows:

                                    PARTIES
                                    -------

                  1. Plaintiff Chantal Pharmaceutical Corporation (the "Company") is a corporation organized and existing under the laws of the State of Delaware with its principal place of business in California. The Company is engaged in the manufacture and sale of skin care lotions and other cosmetic products. The common stock of the Company is traded on the NASDQ and is registered for such purposes under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act"), 15 U.S.C. 781. There are approximately 19 million shares of the Company common stock issued and outstanding.

                  2. Defendants, with the exception of ManAssist International Ltd. and Rollins International Ltd. (collectively, the "Defendant Group"), are all shareholders or representatives of shareholders of the Company who have executed or participated in the filing with the Securities and Exchange Commission ("SEC") of a Schedule 13D Statement filed June 10, 1997. A copy of the 13D Statement is annexed hereto as Exhibit A. This false and misleading Statement has been filed as part of the Defendant Group's plan to oust the current management of the Company.

                  3. Upon information and belief, defendants Peter Ting ("Ting") and Margarette Ting are husband and wife who reside in the State of California. As detailed more fully below, Ting has disseminated false information concerning the Company as part of a plan to manipulate its stock and to facilitate a takeover of the Company.

                  4. Upon information and belief, defendant Francis Phalen ("Phalen") is a resident of the State of California. Phalen is a former consultant to the Company who was terminated by the Company for cause in or about April 1997, for, inter alia, circulating false and defamatory information about the Company and its CEO. Phalen is subject to a consent decree issued at the instance of the SEC on October 2, 1996 which found him to have violated
Section 17(a) of the Securities Act and Sections 10(b) and

13(b)(5) of the Exchange Act and Rules 10b-5, 13b2-1 and 13b2-2 thereunder and wilfully aided and abetted and caused Aura Systems, Inc. to have violated Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 thereunder. The consent decree barred him, inter alia, until at least October 2, 1999, from the privilege of appearing or practicing before the SEC as an accountant.

                  5. Upon information and belief, defendant Paul LoCigno ("LoCigno") is a resident of the State of Virginia. As detailed below, LoCigno fraudulently induced the Company to enter into or approve a series of agreements with defendant ManAssist International Co., Ltd., a corporation with which LoCigno is affiliated, which permit that entity to improperly profit from sales of the Company's products in Asia and harms the Company's ability to sell its products there.
                  6. Upon information and belief, defendant Donald Wright ("Wright") is a resident of the State of Nevada. Wright is a former consultant of the Company the services of whom were terminated for cause in or about August, 1996 for improperly disclosing the Company's confidential information. As detailed more fully below, Wright participated with Ting in the dissemination of false information concerning the Company as part of a plan to manipulate its stock and to facilitate a takeover of the Company.

                  7. In December 1991, Wright entered into two consent decrees, consenting to the entry of permanent injunctions against him for future violations of (1) Sections 5(a) and 5(c) of the Securities Act of 1933 and (2) Section 17(a) of the 1933 Act and Section 10(b) of the Securities Exchange Act of 1934.

                  8. Both injunctions were entered against Wright in 1991, one in the United States District Court for the District of Columbia, and the other in the United States District Court for the Central District of California, in connection with separate securities law violations involving two separate corporations. In the California action, Wright was charged with illegally selling unregistered stock. In the District of Columbia action, Wright was charged with arranging to close a public offering of securities by a corporation of which he was the chairman, by creating the appearance of a sale of a minimum number of shares that were in fact not sold.

                  9. Upon information and belief, defendant Doran Capital Management L.P. ("Doran Capital") is a limited partnership organized and existing under the laws of the State of New York with its principal place of business in New York. Doran Capital is a hedge fund which owns stock in the Company. While Doran Capital's name appears on the Schedule 13D Statement filed by the Defendant Group, it apparently has not signed that document.

                  10. Upon information and belief, defendant MH & Associates Securities Management Corporation ("MH Securities") is a corporation organized and existing under the laws of the State of California with its principal place of business in California. MH Securities is a registered investment advisor.

                  11. Upon information and belief, defendant Lamont Asset Management SA ("Lamont Asset") is a corporation domiciled in Zurich, Switzerland.

                  12. Upon information and belief, defendants Robert Binder ("Binder), Brad Bulloch ("Bulloch") Douglas Friedenberg ("Friedenberg"), William
T. and Kathleen Gibson (collectively the "Gibsons"), David James ("James"), Richard Love ("Love"), Rick and Diane Mahonski (collectively the "Mahonskis"), Howard Miller ("Miller"), E.C. Morgan ("Morgan") together with Ting, Margarette Ting, Phalen, LoCigno, Wright, Doran Capital, MH Securities and Lamont Asset, are all members of the Defendant Group and are each responsible for the actions of all of the other members of that group.

                  13. Upon information and belief, defendant Rollins International, Limited ("Rollins") is a corporation owned, in part, by defendant LoCigno, who is its President. Upon information and belief, from about April 1996 to September 1996, Rollins served as a consultant to the Company.

                  14. Upon information and belief, ManAssist International Co., Ltd. ("ManAssist") is and has been at all times material herein, a wholly owned subsidiary of Rollins.

                  15. Upon information and belief, John Does 1 to 100 are individuals or entities whose identities are currently unknown, but who were solicited by the Defendant Group for the purpose of voting their shares to oust the current management of the Company, "and expressed their support for the [Defendant Group] and their objectives of increasing shareholder value" (Defendant Group's Schedule 13D, Item 4) but who are not otherwise identified in the Schedule 13D, in violation of Rule 13D under the Exchange Act.

                            JURISDICTION AND VENUE
                            ----------------------

                  16. This action arises under Sections 13(d), 14(a) and 20(a) of the Exchange Act, 15 U.S.C. (S)(S) 78m(d), 78n(a) and 78t, rules and regulations of the Securities and Exchange Commission promulgated thereunder and applicable state statutory and common law.

                  17. Jurisdiction over the action is conferred upon this Court by section 17 of the Exchange Act, 15 U.S.C., (S) 78 aa, by the provisions of 28 U.S.C. (S)(S) 1331 and 1337, and principles of pendent jurisdiction.

                  18. Acts and transactions complained of herein have taken place and are continuing to take place in the Southern District of New York and the claims arise in this District.

                  19. The wrongful acts complained of herein were and are being committed by defendants by the use of the means and instrumentalities of interstate commerce and the mails.

                             NATURE OF THE CLAIMS
                             --------------------

                  20. The Company has scheduled an Annual Meeting to be held on July 17, 1997 at which, among other things, the Shareholders of the Company will be asked to reelect the existing members of the Company's Board of Directors.

                  21. Defendants have formed a "group" for the purposes of
(S) 13(d)(3) of the 1934 Act for the purpose of taking control of the Company. The Defendant Group has recently filed a Schedule 13D Statement with the SEC, and, upon information and belief, has for many months solicited the support of many Company shareholders for their plan.

                  22. Both defendants' Schedule 13D Statement, and, upon information and belief, solicitations they have made to various Company shareholders, are replete with false and misleading statements and fail to disclose numerous material and pertinent facts.

                  23. The 13D Statement and defendants' solicitations do not include the following facts:

                           (a) Defendant LoCigno is pursuing control of the
                  Company to preserve arrangements he and corporations with which he is affiliated have fraudulently induced the Company to enter into, pursuant to which these entities improperly profit from the sale of products of the Company;

                           (b) Defendants Phalen and Wright have had their
                  relationships with the Company terminated for cause, including the dissemination by Phalen of false information concerning the Company and its CEO and the improper transmission by Wright of confidential financial information to the detriment of the Company;

                           (c) Defendants Wright and Ting have participated in a
                  plan to disseminate false information concerning the Company in an effort to drive down the price of its stock both to profit therefrom and to facilitate the Defendant Group's takeover of the Company;

                           (d) All members of the Defendant Group are acting in
                  breach of an agreement made pursuant to which they negotiated for, and endorsed, the recent changes undertaken by management at the Company and agreed to support the Company's management and to refrain from taking actions to interfere therewith;

                           (e) The Defendant Group has informed the public and
                  the Company's shareholders that they intend to appoint an individual as the Company's CEO who is unwilling to serve under these circumstances, in order to give the misleading appearance of the Defendant Group's capacity to govern the Company; and

                           (f) The Defendant Group has failed to identify
                  all of the members of its Group in its 13D Schedule and solicitations.

                  24. In addition, the Defendant Group has conducted extensive solicitations of the Company's shareholders for the purpose of actively inducing them to support the Defendant Group's efforts to oust management as part of a continual plan intended to end in the solicitation of proxies. By doing so, defendants have violated Proxy Rule 14a-3, because they have failed to file a proxy statement as mandated therein with the SEC.

                  25. As a result of the foregoing, plaintiff seeks temporary and permanent injunctive relief and damages as set forth below.

                           IRREPARABLE INJURY TO THE
                         COMPANY AND ITS SHAREHOLDERS
                         ----------------------------

                  26. Upon information and belief, the Company and its shareholders and the investing public are being irreparably injured by defendants' unlawful scheme and conduct in that, inter alia:
                                                 ----- ----

                      a. The public, including the Company shareholders, presently are compelled to make investment decisions concerning the Company and its stock without the benefit of material information that the Defendant Group is required to provide;

                      b. By reason of defendants' unlawful conduct there has been and will continue to be confusion and misunderstanding on the part of the Company's shareholders and the investing public as to the true intentions of defendants with respect to the Company and a major disruption in the market for the Company stock;

                      c. The widespread confusion and uncertainty created by defendants' conduct is causing and will continue to cause serious dislocations in the operation of the Company's business and the market for its securities, as well as uncertainty among the Company's customers, employees, distributors and other business relationships.

                         FOR A FIRST CLAIM FOR RELIEF
                         ----------------------------

                  27. Plaintiff repeats and realleges each and every allegation set forth in paragraphs 1 to 26 hereof as if fully set forth herein.

                  28. Upon information and belief, the Defendant Group was obligated, pursuant to Sections 13(d)(1) and (3) of the 1934 Act, to file a
Schedule 13d Statement long prior to June 10, 1997.

                  29. On June 10, 1997, the Defendant Group filed a false and misleading Schedule 13D Statement in violation of Sections 13(d)(1)(a), (c) and
(e) of the 1934 Act, and Regulation Section 240.13d-101 promulgated thereunder, which 13D Statement both misstated and failed to include material and pertinent information in, among other things, each of the ways detailed below.


Failure To Disclose LoCigno's Intent To
Oust Management To Preserve Fraudulently
Induced Agreements Harmful to Company
----------------------------------------

                  30. Defendant LoCigno, through corporate entities he owns or controls, has agreements to receive in excess of $28 on each sale of certain of the Company's products in Taiwan, China, Hong Kong and Macao (collectively the "Asian Territories"). LoCigno's claims to these payments is the result of a series of license and sub-license agreements he fraudulently induced the Company to enter into, and through a previously "undisclosed agreement" with the ultimate distributor of the product. In receiving these payments, ManAssist, an entity owned by Rollins, of which LoCigno is an owner and President, is in breach of its agreements with the Company, and has prevented the Company from maximizing its sales of its product in the Asian Territories.

                  31. On or about February 21, 1995, the Company entered into a Distribution Agreement with Roger Chang, pursuant to which Roger Chang was to distribute the Companies' products in, among other places, the Asian Territories.

                  32. Roger Chang was required under this agreement to "market, distribute and sell the Products in such parts of the Territory, either itself or through one or more third party local distributors; provided, however, that no third party local distributor shall be appointed without the prior written consent of [the Company] which consent will not unreasonably be withheld by [the Company]." 2.2(iii).

                  33. In or about the fall of 1996, LoCigno recommended to the Company that Michilan International Trade Co., Inc. ("Michilan") be appointed the local distributor of the Company's products in the Asian Territories.

                  34. The Company thereafter gave its consent to the appointment of Michilan as the local distributor of its products in the Asian Territories. Such consent was based, inter alia, on the misrepresentation made to the Company
                        ----- ----
by LoCigno, Rollins and ManAssist that the compensation LoCigno's company was to receive for this introduction was set forth in a Sales Agent Distribution Agreement between ManAssist and Michilan ("Sales Agent Distribution Agreement"), a copy of which was submitted to the Company prior to its approval of either Michilan or ManAssist as a distributor of its products. Such consent was further based on misrepresentations made to the Company by LoCigno, Rollins and ManAssist that Michilan would perform distribution services in accordance with the terms of the Sales Agent Distribution Agreement, and that Michilan had refused to enter into a direct agreement either with the Company or Roger Chang, and would only agree to enter into an agreement with ManAssist.

                  35. As a result of these misrepresentations, the Company entered into a Distribution Agreement Sublicense with Roger Chang and ManAssist, pursuant to which ManAssist was granted the right to distribute the Company products in the Asian Territories.

                  36. On or about October 29, 1996, ManAssist entered into the Sales Agent Distribution Agreement with Michilan. Under this agreement, ManAssist was to receive $6.32 on each sale of the Company's four piece skin care kits by Michilan in the Asian Territories. This agreement mirrored the terms of that previously presented to the Company in connection with its approval of Michilan as a distributor.

                  37. Unbeknownst at that time to the Company, however, on October 29, 1996 ManAssist also entered into a second secret agreement with Michilan pertaining to its distribution of the Company products in the Asian Territories (the "Secret Agreement"). Under this agreement, ManAssist was to receive, in addition to the $6.32 it received under the Sales Agent Distribution Agreement, another $22 of the sale price of each of the Company's four piece skin care kits sold by Michilan in Taiwan. By these arrangements,

LoCigno's companies were entitled to receive virtually as much on these sales as the Company itself. The Secret Agreement entitled LoCigno's companies to more than $5,000,000 in the first year of the Michilan distributorship.

                  38. The Secret Agreement recites that ManAssist is "a Rollins International, Ltd. Company." The agreement is signed by LoCigno in his capacity as President of Rollins International. The Schedule 13D statement filed by the Defendant Group acknowledges that Rollins International is "Mr. LoCigno's firm."

                  39. Had the Secret Agreement been disclosed to the Company at the time its consent to permit Michilan and ManAssist to serve as its distributor was sought, the Company would not have agreed to grant that consent.

                  40. The Secret Agreement has hindered sales of the Company's products in the Asian Territory. Michilan has informed the Company that the size of the payments made and to be made to LoCigno and his companies prevent Michilan from making an adequate amount on its sale of the Company products, to permit the maximization of the market in the Asian territories.

                  41. Upon information and belief, LoCigno has informed Michilan that if it does not pay ManAssist the money called for in the Secret Agreement, and, in addition, provide LoCigno with personal amenities including an apartment, he will prevent Michilan from receiving the Company's products. Upon information and belief, he has informed Michilan that he will take such action if it fails to pay the amounts called for under the Secret Agreement by the time of any reorder it makes. Upon information and belief, LoCigno informed Michilan that he will have the ability to so act because after June 17, 1997 (the date set at that time for the Company's Annual Meeting) he will be running the Company.

                  42. LoCigno's improper acts and the Secret Agreement have prevented Michilan from ordering the Company's products since mid-March 1997.

                  43. Upon information and belief, LoCigno has been a major factor in the organization of the Defendant Group in its attempts to oust current management to preserve these improper arrangements.

                  44. The Secret Agreement, and the aforementioned acts, also constitute a breach of ManAssist's distributorship contract with the Company, which, inter alia, obligates ManAssist to "use its best efforts to actively sell and promote sales of Products in the Territory...".

                  45. None of the foregoing was disclosed in the Schedule 13D Statement filed by the Defendant Group, which includes defendant LoCigno. Upon information and belief, none of the foregoing has been disclosed to the Company's shareholders during their solicitation by the defendants.


Failure To Disclose Phalen Is A Terminated Former
Consultant And Misleading Disclosure Of His Consent Decree
----------------------------------------------------------

                  46. The Schedule 13D Statement filed by the Defendant Group misleadingly fails to describe the Consent Decree entered against Phalen on or about October 2, 1996. Under the terms of the

Consent Decree, until at least October 2, 1999 and "pursuant to Rule 102(c)(i)iii) of the [SEC's] Rules of Practice" "Phalen... is denied the privilege of appearing or practicing before the [SEC] as an accountant." Only after such date may Phalen apply for permission to resume practicing before the SEC as an accountant. In addition, pursuant to the Consent Decree, Phalen shall "cease and desist from committing or causing any violation and any further violation of Section 17(a) of the Securities Act and Section 10(b) and 13(b)(5) of the Exchange Act and Rules 10b-5, 13b2-1 and 13b2-2 thereunder and from causing any violation and any future violation of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 thereunder...".

                  47. On or about October 2, 1996, Phalen consented to the entry of findings that "Phalen violated Section 17(a) of the Securities Act and Sections 10(b) and 13(b)(5) of the Exchange Act and Rules 10b-5, 13b2-1 and 13b2-2 thereunder and wilfully aided and abetted and caused Aura's violations of Sections 13(a), 13(b)(2)(A), and 13(b)(2)(B) of the Exchange Act and Rules 12b-20, 13a-1 and 13a-13 thereunder."

                  48. These findings related to a period of time in which Phalen served as Chief Financial Officer and Senior Vice-President of Aura Systems, Inc. ("Aura"). The summary of these findings states as follows:

                  During its 1993 and 1994 fiscal years Aura filed annual and quarterly reports that described, in false or misleading terms, its success in developing new commercial markets for products using its proprietary electromagnetic technology. Until the early 1990's, Aura depended on military sales for substantially all of its revenue. Faced with declining military demand in the early 1990's, Aura made a strategic decision to develop new, commercial applications for its technology. As described herein, in 1993 and 1994, Aura reported materially increased revenues from nonmilitary sales, which it cited as evidence that its strategy was succeeding. The increases in nonmilitary revenues, however, resulted largely from two transactions that did not involve Aura's products or technologies. In the first transaction Aura purchased and resold computer monitors under circumstances the Respondents understood would generate little or no profit. In fiscal years 1993 and 1994 that accounted for 22% and 30%, respectively, of Aura's revenues. Aura did not disclose the circumstances of the transactions, and made false or misleading statements that its financial results evidences its success in developing commercial markets for its products. In the second transaction, Aura entered into a sham agreement with a dry wall installation contractor which it used as the basis for improperly recognizing $1.1 million in revenue during its third quarter for fiscal 1994.

                  49. None of these details are provided in the Schedule 13D Statement filed by the Defendant Group. The Schedule 13D also fails to state that Phalen was terminated by the Company, or the reasons for his termination.

                  50. Phalen joined the Company on or about August 14, 1996 pursuant to an agreement under which he would be paid $200,000 per annum and
                                                               --- -----
receive certain stock options. Under the terms of this agreement, Phalen agreed to consult in connection with the Company's International Operations.

                  51. On or about April 1, 1997, the Company terminated Phalen's employment for cause. The reasons for Phalen's termination included, among other things, poor job performance, poor interactions with Company representatives and third-parties, including distributors, doing business with the Company, and various misrepresentations made by Phalen when he joined the Company about his ability to perform for it, which proved false in light of the Consent Decree. Phalen, while consulting for the Company, knowingly made false statements concerning both the Company and Chantal Burnison, its CEO, to Company shareholders to the Company's injury.

                  52. Neither the nature of the claims giving rise to the Consent Decree, nor Phalen's termination for cause or the reasons therefor, have been disclosed by the Defendant Group in its Schedule 13D Statement, nor, upon information and belief, have they been disclosed to the shareholders whom the Defendant Group, and particularly Phalen, have wrongfully solicited.


Failure to Disclose That Donald Wright Is
A Former Chantal Consultant Terminated For
Cause Who Has Sought To Drive Down Price
Of Chantal Stock
------------------------------------------

                  53. The Schedule 13D also fails to inform that Wright was terminated by the Company, or the reasons for his termination.

                  54. Defendant Wright was employed by the Company as a consultant at various times from July 1993 to August 1996. In or about August 1996, the Company terminated this relationship for cause. Wright obtained confidential financial information from the Company to assist in performing certain financial services for the Company. Notwithstanding his knowledge of the confidential nature of this information, and without the consent of the Company, Wright revealed this information to a third party, unrelated to his duties. This unauthorized revelation damaged the Company's relationship with business associates.

                  55. Upon information and belief, Wright was also involved in a scheme to utilize false information to lower the price of the Company's stock, which scheme was aided and abetted by defendant Ting. This conduct with respect to the Company's stock has not been disclosed by the Defendant Group in their 13D filing.

                  56. Upon information and belief, defendant Ting obtained false information about the Company and its CEO Chantal Burnison, which he disseminated to shareholders of the Company and others.
The price of the Company's stock thereafter declined.

                  57. Upon information and belief, Ting and Wright thereafter discussed the falsity of the information previously disseminated, with Wright noting the usefulness of that dissemination in connection with his effort to drive the stock price down to $1, in order to facilitate future stock profits and the takeover of the Company.

                  58. None of the foregoing is disclosed in the Schedule 13D Statement the Defendant Group filed with the SEC, nor, upon information and belief, has it been disclosed to the shareholders of the Company that the Defendant Group has solicited.

Failure to Disclose Defendant Group's Agreement
With The Company To Support Management At The
Upcoming Next Annual Meeting, Which It Has Breached
---------------------------------------------------

                  59. On or about June 3, 1997, Ting, on behalf of himself and a number of shareholders of the Company, including the Defendant Group, reached an agreement with the Company pursuant to which these shareholders (inclusive of the Defendant Group) were to refrain from filing a Schedule 13D Statement expressing hostility to the Company's management and to support the Company's management at its next Annual Meeting scheduled at that time for June 17, 1997.

                  60. Under the terms of this agreement, the Company agreed to hire Polly Bergen as Chief Operating Officer of the Company, add well-credentialed members to the Company's Board of Directors having extensive experience in sales and marketing, and take steps to accelerate the termination of a distribution agreement to which the Company was a party. In exchange, Ting agreed that he would not put his name on a hostile Schedule 13D Statement, and that he and the shareholders he represented, including the Defendant Group, would support management in connection with the next Annual Meeting.

                  61. The Company fully complied with this agreement within hours. Nonetheless, Ting has filed a Schedule 13D statement, as has the Defendant Group, and Ting has announced his continuing opposition to the present management of the Company. In addition to constituting a breach of the Defendant Group's agreement with the Company, the Agreement and its breach have not been disclosed in the Schedule 13D filed by the Defendant Group, nor, upon information and belief, has it been disclosed by the Defendant Group in their solicitation of shareholders of the Company.


Defendants Have Misled The Public By The
Improper Use Of Georgette Mosbacher's Name
And Reputation In Connection With Their Plan
--------------------------------------------

                  62. Defendants, as an alternative to current management, have informed shareholders in their Schedule 13D Statement of defendants' intention that Georgette Mosbacher ("Mosbacher") will become the Chief Executive Officer of the Company. They concededly have reached no agreement with her to serve in that capacity. Defendants' use of Mosbacher's name in this filing is inherently misleading.

                  63. Mosbacher has refused to become associated with the Company if her involvement comes as the result of an acrimonious fight among the Company's shareholders, which is the current circumstance the Company faces.

                  64. Nonetheless, in the Schedule 13D Statement filed by the Defendant Group, the Defendants misleadingly state:

                  It is the intention of the Reporting Persons that Ms. Georgette Mosbacher will agree to serve as a director-nominee and to become the chief executive officer of the Company following the installation of a new Board of
                  Directors....Certain of the Reporting Persons or their
                  representatives have had preliminary discussions with a representative of Ms. Mosbacher, as well as with counsel for the Company, about this possibility. No agreements have been reached and no assurance can be given that an agreement along these lines will be reached with Ms. Mosbacher.

                  65. Defendants' misleading statements concerning Mosbacher have been reported in the press as a result of their efforts. Mosbacher's arrival has been trumpeted as recently as June 16, 1997. An article that appeared in Barron's on that date falsely states "Georgette Mosbacher, head of Mosbacher Enterprises, a New York management consultant, is to announce today her willingness to be Chantal's boss - if the dissidents elect a new board."

                  66. These statements are inaccurate and mislead the shareholders of the Company and the investing public into believing the Defendant Group has an alternative to current management when in fact they do not. No mention is made in the Schedule 13D Statement, or the press reports defendants have caused, of Mosbacher's refusal to become CEO of the Company if her involvement is part of an acrimonious fight between the company's shareholders.


Defendants Have Failed To Identify In Their
13D All Members Of The Defendant's Group
----------------------------------------

                  67. Pursuant to Section 13(d) of the 1934 Act, and the regulations promulgated thereunder, the Defendant Group is obligated to disclose the identity of all members of their "group" as that term is defined in Section 13(d)(3) of the 1934 Act. In addition, as to each such member, defendants are obligated to supply the information specified in Section 13(d) of the 1934 Act and Regulation 240.13d-101 promulgated thereunder.

                  68. In violation of their obligations, the Defendant Group has failed to identify the members of their "group" as that term is defined in
Section 13(d)(3) identified in the caption as John Does 1 to 100.

                  69. Defendant Lamont Asset is in fact a member of that group, having taken steps, in concert therewith, and at their behest.

                  70. The Defendant Group has admitted that there are additional members of their "group" in the Schedule 13D Statement at issue. There defendants state:

                  The Reporting Persons have had discussions with or are aware of other shareholders of the Company who have expressed their support for the Reporting Persons and their objectives of increasing shareholder value, but who prefer not to join with the Reporting Persons in making this filing.

                  71. By failing to disclose the identity and other required information concerning John Does 1 to 100, the Defendant Group, and John Does 1 to 100, have violated Section 13(d) of the 1934 Act, and the rules and regulations promulgated thereunder.

                  72. The above-stated misrepresentations and omissions of facts and circumstances are material to any evaluation by the Company shareholders and members of the investing public with respect to their investment decisions concerning the retention, sale or purchase of the Company stock, or their decision on how to vote the same at the upcoming Annual Meeting of the Company.

                  73. By virtue of the foregoing, the defendants have violated and are continuing to violate Section 13(D) of the Exchange Act and the rules and regulations promulgated thereunder.

                  74. Plaintiff has no adequate remedy at law.

                         FOR A SECOND CLAIM FOR RELIEF
                         -----------------------------

                  75. Plaintiff repeats and realleges each and every allegation set forth in paragraphs 1 to 74 hereof as if fully set forth herein.

                  76. Upon information and belief, numerous members of the Defendant Group have solicited each of the other members of the group to obtain their support for Defendant Group's efforts to oust management. This solicitation includes the admitted solicitation of John Does 1 to 100, as alleged above.

                  77. In addition, upon information and belief, Phalen, on behalf of the Defendant Group, has been actively soliciting other shareholders of the Company, and those who represent them, to support the Defendant Group's efforts to oust management and install a new slate of directors. This is equally true of Defendant Ting, who has stated in discussions with the Company and others that he speaks on behalf of approximately 40% of the Company's shares.

                  78. Upon information and belief, defendants intend to take whatever steps are necessary to oust existing management, including voting proxies or consents from shareholders of the

Company against the existing Board of Directors, and in favor of an opposition slate nominated by defendants.

                  79. Defendants solicitations to shareholders of the Company, as alleged above, for the purpose of actively inducing them to support the Defendant Group's efforts to oust management constitutes part of a continuous plan intended to end in the solicitation of proxies, consents or authorizations and to prepare the way for the success of that plan.

                  80. Upon information and belief, defendants' solicitation campaign is ongoing.

                  81. At the time of the proxy solicitations set forth above, the defendants have failed, and have continued to fail, to furnish shareholders of the Company with a written proxy statement containing the information specified in Schedule 14A as required by Proxy Rule 14a-3 (Regulation 240.14a-3) and failed and have continued to fail, to comply with the requirements of Rule 14a-6 (Regulation 240.14a-6) that soliciting materials be filed with the SEC in advance of their being first sent or given to shareholders.

                  82. In addition, as specified above, in furtherance of their solicitation campaign, the Defendant Group has made numerous false and misleading statements, and failed to disclose to shareholders of the Company numerous material facts, all in violation of Rule 14a-9's (Regulation 240.14a-9) prohibition against making false or misleading statements, with respect to material facts or omitting to state any material fact necessary in order to make the statements therein not false or misleading.

                  83. By reason of the foregoing, the defendants have violated
Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, including Rules 14a-3, 14a-6 and 14a-9.

                  84. Plaintiff has no adequate remedy at law.

                         FOR A THIRD CLAIM FOR RELIEF
                         ----------------------------

                  85. Plaintiff repeats and realleges each and every allegation set forth in paragraphs 1 to 84 hereof as if fully set forth herein.

                  86. By virtue of the wrongful conduct of defendants, the Company has suffered damages and is being subjected to the likelihood of further substantial damages in an amount not presently determinable, but which shall be determined by the Court. In addition, by reason of defendants' flagrant and fraudulent disregard of their obligations, plaintiff is also entitled to punitive damages in the amount of $50,000,000.

                         FOR A FOURTH CLAIM FOR RELIEF
                         -----------------------------

                  87. Plaintiff repeats and realleges each and every allegation of paragraphs 1 through 86 hereof as if fully set forth herein.

                  88. The Company and its management performed all of their obligations under the agreement with defendant Ting and the Defendant Group.

                  89. Defendants have violated their contractual obligations to the Company and its management by opposing the current management of the Company and said defendants are continuing to pursue a wrongful plan to oust the current management in violation of defendants' express agreement.

                  90. The Company has no adequate remedy at law.

                  91. The Company is entitled to a decree of specific performance directing and compelling defendants to honor their contractual commitment to refrain from opposing the Company's current management at the upcoming shareholders meeting to be held on July 17, 1997 and restraining them from voting their stock or soliciting or exercising proxies to vote stock of the Company in opposition to its current management in violation of defendants' agreement.

                                  FOR A FIFTH
                               CLAIM FOR RELIEF
                               ----------------
                  92. Plaintiff repeats and realleges each and every allegation of paragraphs 1 to 91 hereof as if fully set forth herein.

                  93. Defendants LoCigno, ManAssist and Rollins solicited and secured the Company's approval of the appointment of Michilan as distributor of the Company's products in the Asian Territories and its approval of the Sales Agent Distribution Agreement between ManAssist and Michilan based upon the false representation that the said Sales Agent Distribution Agreement was the only agreement between ManAssist and Michilan, that the compensation payable to ManAssist by Michilan thereunder was its sole compensation from Michilan and that Michilan would sign a distributorship solely through ManAssist and would not sign an agreement directly with either Chang or the Company.

                  94. In fact, Michilan had not refused to sign directly with Chang and the Company and in fact, ManAssist and Rollins had a concealed side agreement with Michilan -- the above described Secret Agreement -- requiring Michilan to pay ManAssist substantial additional compensation which was unknown to the Company when its approval was solicited.

                  95. As a result of the Secret Agreement, LoCigno, ManAssist and Rollins siphoned off substantial secret profits from the distribution of the company's products through Michilan.

                  96. Said Secret Agreement breached ManAssist's and Rollins' fiduciary obligations to the Company.

                  97. By virtue of the Secret Agreement with Michilan, ManAssist, Rollins and LoCigno substantially reduced or eliminated Michilan's prospect of profit on sales of the Company's products, thereby substantially reducing Michilan's orders of the Company's products, with a consequent reduction or elimination of moneys payable to and profits earned by the Company on such sales, thereby wrongfully depressing the Company's earnings and damaging the reputation of its management and the value of its stock.

                  98. But for the fraudulent concealment of the Secret Agreement by defendants LoCigno, ManAssist and Rollins, the Company would not have consented to the Sales Agent Distribution Agreement between ManAssist and Michilan and would not have permitted the Secret Agreement.

                  99. The Company's consent to the Sales Agent Distribution Agreement and LoCigno, Rollins and ManAssist's use of such position to extract the consequent Secret Agreement were induced by fraud practiced upon the Company by defendants LoCigno, Rollins and ManAssist, who have been unjustly enriched thereby.

                  100. By virtue of the foregoing, the Sales Agent Distribution Agreement and the Secret Agreement should be rescinded and defendants ManAssist, Rollins and LoCigno enjoined and restrained from acting or collecting any monies thereunder and to disgorge and pay over to the Company all monies received by said defendants under said Agreements.

                  WHEREFORE, plaintiff demands judgment:

                  1. On the first and second claims for relief, temporarily and permanently enjoining defendants, their directors, officers, employees, agents and affiliates and all persons cooperating with defendants or acting in concert with them, from

                      (a) voting of their stock in opposition to the current management of Chantal Corp. at the meeting of shareholders on July 17, 1997;

                      (b) making any false or misleading public statements regarding the Company or its stock;

                      (c)  filing or disseminating any false or misleading
                  Schedule 13D statements or other documents related to the Company or its securities;

                      (d) soliciting or arranging for the solicitation of any stockholders of the Company to become members of any group or to vote their stock or to grant proxies to vote their stock in opposition to the Company's current management at the July 17, 1997 stockholders meeting;

                      (e) taking or attempting to take any further steps in furtherance of their wrongful scheme;

                  2. On the Third Claim for Relief, awarding compensatory damages in favor of the Company and against the defendants, jointly and severally, together with punitive damages in the sum of $50,000,000;

                  3. On the Fourth Claim for Relief, requiring defendants to specifically perform their agreement to refrain from opposing the current management of the Company at the Stockholders meeting on July 17, 1997 and from voting their stock against current management or inducing others to do so;

                  4. On the Fifth Claim for Relief, rescinding the Sales Agent Distribution Agreement and the Undisclosed Agreement between ManAssist and Michilan and requiring defendants ManAssist, Rollins and LoCigno to pay over to the Company all monies received by them from Michilan under said agreements;

                  5. Awarding to plaintiff Company the costs, disbursements and counsel fees of this action, together with interest and such other and further relief in favor of the Company as the circumstances require.

Dated:  New York, New York
        June 18, 1997


                                          PHILLIPS NIZER BENJAMIN
                                            KRIM & BALLON LLP


                                      By: /s/ Stuart A. Summit
                                          _________________________________
                                          Stuart A. Summit (SS. #2403)
                                          A Member of the Firm


                                          Attorneys for Plaintiff
                                          Office and P.O. Address
                                          666 Fifth Avenue
                                          New York, New York 10103-0084
                                          Tel. No: (212) 977-9700

Of Counsel
  Michael J. Silverberg
  Martin H. Samson

                                                                       EXHIBIT A

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 SCHEDULE 13D

                   Under the Securities Exchange Act of 1934


                      Chantal Pharmaceutical Corporation
                      ----------------------------------
                                (Name of Issuer)


                    Common Stock, par value $.01 per share
                    --------------------------------------
                        (Title of Class of Securities)


                                  0001593001
                                  ----------
                                (CUSIP Number)


                                  Peter Ting
                            3319 Greenmeadow Drive
                          Danville, California  94506
                          Telephone:  (510) 736-4807
              -------------------------------------------------
                (Name, Address and Telephone Number of Person
              Authorized to Receive Notices and Communications)


                                   Copy to:

                         Jeffrey W. Tindell, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               919 Third Avenue
                           New York, New York  10022
                          Telephone:  (212) 735-3380


                                 June 4, 1997
           -------------------------------------------------------
           (Date of Event which Requires Filing of this Statement)


          If the filing person has previously filed a statement on
          Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box: [_]

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Robert J. Binder
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                120,400
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                 120,400
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

      -----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               120,400
      -----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
      -----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.7%
      -----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
      -----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Brad Bulloch
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                37,500
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                  37,500
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

      -----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               37,500
      -----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
      -----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.2%
      -----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
      -----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Doran Capital Management, L.P.
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           OO
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           New York
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                127,500
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                 127,500
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

      -----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               127,500
      -----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
      -----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.7%
      -----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               PN
      -----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Douglas S. Friedenberg
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                40,000
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                  40,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

      -----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               40,000
      -----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
      -----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.2%
      -----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IA
      -----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           William T. Gibson
           Kathleen P. Gibson
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                40,000
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                 40,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

      -----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               40,000
      -----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
      -----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.2%
      -----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
      -----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           David James
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                31,100
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                 31,100
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               31,100
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.2%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Paul R. Locigno
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                14,500
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                14,500
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               14,500
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.1%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Richard J. Love
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                100,000
      BENEFICIALLY      -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                 100,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               100,000
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.6%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IA
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Rick Mahonski
           Diane Mahonski
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                29,000
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                 29,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               29,000
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.2%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Patrick J. McInnis
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                28,000
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
          PERSON        9.   SOLE DISPOSITIVE POWER
          WITH                                 28,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               28,000
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.2%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           MH & Associates Securities Management Corporation
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           OO
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           California
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                128,200
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                128,200
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               128,200
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.7%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IA
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Howard Miller
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                40,000
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                 40,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               40,000
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.2%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           EC Morgan
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           California
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                100,000
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
       REPORTING        -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                100,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               100,000
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.6%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               PN
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Francis Phalen
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                             [x]
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                105,000
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                 105,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               105,000
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.6%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Peter Ting
           Margerette Ting
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                225,000
       BENEFICIALLY     -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
          PERSON        9.   SOLE DISPOSITIVE POWER
           WITH                                225,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               225,000
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                1.2%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
       ----------------------------------------------------------------

                                     13D
      CUSIP No. 0001593001

       1.  NAME OF REPORTING PERSON
           S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON.

           Donald W. Wright
       ----------------------------------------------------------------
       2.  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP
                                                              (a) [ ]
                                                              (b) [x]
       ----------------------------------------------------------------
       3.  SEC USE ONLY

       ----------------------------------------------------------------
       4.  SOURCE OF FUNDS
           PF
       ----------------------------------------------------------------
       5. CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e)
                                                                  ( )
       ----------------------------------------------------------------
       6.  CITIZENSHIP OR PLACE OF ORGANIZATION

           United States
       ----------------------------------------------------------------
        NUMBER OF       7.   SOLE VOTING POWER
         SHARES                                100,000
      BENEFICIALLY      -----------------------------------------------
        OWNED BY        8.   SHARED VOTING POWER
          EACH
        REPORTING       -----------------------------------------------
         PERSON         9.   SOLE DISPOSITIVE POWER
          WITH                                 100,000
                        -----------------------------------------------
                        10.  SHARED DISPOSITIVE POWER

       ----------------------------------------------------------------
      11.  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING
           PERSON
                                               100,000
       ----------------------------------------------------------------
      12.  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES
           CERTAIN SHARES
                                                                  ( )
       ----------------------------------------------------------------
      13.  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                                                0.6%
       ----------------------------------------------------------------
      14.  TYPE OF REPORTING PERSON
                                               IN
       ----------------------------------------------------------------

     Item 1.   Security and Issuer.

          The class of equity securities to which this statement relates is the Common Stock, par value $.01 per share (the "Common Stock"), of Chantal Pharmaceutical Corporation, a Delaware corporation (the "Company"), which has its principal executive offices at 12121 Wilshire Boulevard, Suite 1120, Los Angeles, California 90025.

     Item 2.   Identity and Background.

          This statement is filed by the following persons: Robert J. Binder, Brad Bulloch, Doran Capital Management, L.P. ("Doran"), Douglas S. Friedenberg, Kathleen and William Gibson, David James, Paul R. Locigno, Richard J. Love, Rick and Diane Mahonski, Patrick J. McInnis, MH & Associates Securities Management Corporation (MH&A"), Howard Miller, E.C. Morgan, Francis T. Phalen, Peter and Margarette Ting and Donald W. Wright (sometimes collectively referred to as the "Reporting Persons").

          The persons making this filing are doing so because of the possibility that they may be deemed to constitute a "group" for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act"). The filing of this Schedule 13D does not constitute an admission by any of the persons making this filing that such persons are a group, and such persons deny that they should be deemed to be such a group.

          The names, residence or business addresses, and present principal occupation or employment, and the name, principal business and address of any corporation or other organization in which each such employment is conducted, of the persons filing this statement is set forth in Appendix A attached hereto and incorporated by reference. Except as set forth in Appendix A, all Reporting Persons are citizens of the United States.

          Except as set forth below, during the last five years, none of the Reporting Persons filing this statement has been (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation with respect to such laws.

          Francis T. Phalen was the subject of an administrative proceeding before the Securities and Exchange Commission (the "Commission") entitled In the Matter of Aura Systems Inc., Zvi Kurtzman, Francis T. Phalen, CPA, Joseph Bevacqua, CPA, Respondents (October 2, 1996; File No. 3-9138). Pursuant to an offer of settlement Mr. Phalen, without admitting or denying the findings set forth therein, consented to a Commission finding that he willfully violated Section 17(a) of the Securities Act of 1933, as amended, and Section 10(b) and 13(b)(5) of the Act and Rules 10b-5, 13b2-1 and 13b2-2 thereunder and willfully aided and abetted and caused Aura Systems' violations of Sections 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Act and Rules 12b-20, 13a-1
     and 13a-13 thereunder. The related order of the Commission provided that Mr. Phalen was to cease and desist from committing or causing any violation and future violation of certain specified securities laws and rules and further restricted Mr. Phalen from practicing as an accountant for a period of three years, at which time he will be able to apply to the Commission for reinstatement upon certain undertakings to the Commission.

          Information with respect to each person filing this statement is given solely by the respective filing person, and no filing person has responsibility for the accuracy or completeness of information supplied by another filing person.

     Item 3.   Source and Amount of Funds or Other Consideration.

          The aggregate purchase price for the shares of Common Stock acquired by each Reporting Person and by all such persons in the aggregate, is set forth in the following table:

                              Aggregate Purchase
     Purchaser                      Price
     ---------                ------------------
     Binder                        $  553,186

     Bulloch                       $  164,775

     Doran                         $  547,000

     Friedenberg                   $  196,000

     Gibson                        $  177,312

     James                         $  156,182

     Locigno                       $   18,670

     Love                          $  504,951

     Mahonski                      $  101,500

     McInnis                       $  119,560

     MH&A                          $  892,131

     Miller                        $   90,000

     Morgan                        $  475,000

     Phalen                        $   67,030

     Ting                          $1,058,275

     Wright                        $  146,452
                                   ----------
                    TOTAL          $5,268,024
                                   ==========

          In all cases, except as otherwise disclosed herein, the source of funds utilized for the purchase of shares came from personal funds. In the case of Doran, the shares are subject to a standard margin account maintained with Furman Selz LLC.

     Item 4.   Purpose of Transaction.

          The Reporting Persons acquired the shares of Common Stock which they respectively own (See Item 5 below) for the purpose of making a significant investment in the Company.

          The Reporting Persons share a common concern over the deteriorating performance of the Company and, in turn, over the declining price of the shares of the Company's Common Stock. The Reporting Persons have discussed among themselves or with representatives of the Reporting Persons their concerns and suggestions about taking constructive actions in an effort to seek to correct these circumstances.

          Certain of the Reporting Persons have a more intimate knowledge of the Company and its management. Mr. Locigno's firm, Rollins International, Limited was a consultant to the Company from April 1996 until September 1996 in the areas of marketing and public relations. Mr. Phalen was engaged under contract to the Company as a consultant for the ten months from September 1995 until June 1996. He joined the Company as its Managing Director - International Operations on August 26, 1996 until April 2, 1997. Mr. Wright served as a consultant to the Company for the calendar year 1994 and subsequently from time to time, upon the request of the Company until August, 1996.

          The Company filed preliminary proxy materials with the Securities and Exchange Commission in May 1997 for the purpose, among other things, of electing directors. The scheduling of a Special Meeting of Stockholders for this purpose by the Company was the result of a court order, although the court had ordered the holding of an "annual" meeting. The Reporting Persons understand that the Company has not held an annual meeting of stockholders since 1992. The Reporting Persons or their representatives reviewed the Company's preliminary proxy materials and believe that a change in the Board of Directors and senior management of the Company is necessary to pursue their objective of creating value for stockholders generally.

          Certain of the Reporting Persons or their representatives have contacted counsel for the Company in an effort to solicit the Company's support for a change in the Board of Directors. The Reporting Persons have been informally informed that the Company would give appropriate consideration to a change in the Board of Directors and in senior management if the new nominees were suitable and were believed to be acting in the best interests of the shareholders of the Company.

          It is the intention of the Reporting Persons that Ms. Georgette Mosbacher will agree to serve as a director-nominee and to become the chief executive officer of the Company following the installation of a new Board of Directors. Ms. Mosbacher is presently the Chairman and Chief Executive Officer of Mosbacher Enterprises, Inc., an international entrepreneurial and management consulting business based in New York City. Certain of the Reporting Persons or their representatives have had preliminary discussions with a representative of Ms. Mosbacher, as well as with counsel for the Company, about this possibility. No agreements have been reached and no assurance can be given that an agreement along these lines will be reached with Ms. Mosbacher.

          The Reporting Persons are discussing and considering appropriate nominees to suggest as prospective Board members and anticipate discussions with the Company and its representatives shortly. It is likely that nominees suggested by the Reporting Persons will include individuals who are not Reporting Persons. While the Reporting Persons believe it would be in the best interests of the stockholders of the Company for any change to be agreed upon and completed in conjunction with the upcoming Special Meeting, there can be no assurance that such change can be accomplished within that timeframe. In the event that the Company is unwilling to assist the Reporting Persons in their endeavor or time will not permit the objectives of the Reporting Persons to be accomplished quickly, the Reporting Persons intend to continue to thereafter seek a change in the Board of Directors, including through the possible solicitation of written consents to remove and replace some or all of the directors of the Company.

          The Reporting Persons have had discussions with or are aware of other shareholders of the Company who have expressed their support for the Reporting Persons and their objectives of increasing shareholder value, but who prefer not to join with the Reporting Persons in making this filing.

          Depending on market conditions and other factors, the Reporting Persons presently intend to continue to hold their shares of Common Stock as an investment. Each of the Reporting Persons reserves the right to purchase or otherwise acquire additional shares of Common Stock and, further, each reserves the right and ability to sell or otherwise dispose of shares of Common Stock at any time.

          Other than as described above, none of the Reporting Persons has any present plans or proposals which relate to or would result in: (i) the acquisition by any person of additional securities of the Company, or the disposition of securities of the Company; (ii) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries; (iii) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries; (iv) any change in the present Board of Directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the Board;
     (v) any material change in the present capitalization or dividend policy of the Company; (vi) any other material change in the Company's business or corporate structure; (vii) changes in the Company's charter, by-laws, or other instruments corresponding thereto or other actions which may impede the acquisition of control of the Company by any person; (viii) causing a class of securities of the Company to be delisted from a national securities exchange or to cease to be authorized to be quoted in an interdealer quotation system of a registered national securities association; (ix) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act; or (x) any action similar to any of those enumerated above. Item 4 disclosure provisions regarding any plans or proposals to make any changes in a company's investment policy for which a vote is required by
     Section 13 of the Investment Company Act of 1940 are inapplicable.

     Item 5.   Interest in Securities of the Issuer.

          Set forth in the table below is the number of shares of Common Stock beneficially owned by each person making this filing and by all such persons in the aggregate, together with the percentage of the shares of Common Stock which are beneficially owned by each such person and all such persons in the aggregate:

                       Number of Shares of          Percentage of
                       Common Stock                 Common Stock
                       Beneficially                 Beneficially
     Person            Owned                        Owned*
     ------            ------------------           -------------
     Binder            120,400                      0.67%

     Bulloch            37,500                      0.21%

     Doran             127,500                      0.70%

     Friedenberg        40,000                      0.22%

     Gibson             40,000                      0.22%

     James              31,100                      0.17%

     Locigno            14,500                      0.08%

     Love              100,000                      0.55%

     Mahonski           29,000                      0.16%

     McInnis            28,000                      0.15%

     MH&A              128,200                      0.70%

     Miller             40,000                      0.22%

     Morgan            100,000                      0.55%

     Phalen            105,000                      0.58%

     Ting              225,000                      1.24%

     Wright            100,000                      0.55%
                     ---------                      ----
            Total    1,226,200                      6.96%
                     =========                      =====

     ----------------
     * The number of shares of Common Stock deemed to be outstanding as of May 16, 1997 is 18,190,516, according to the preliminary proxy statement filed by the Company with the Securities and Exchange Commission in May 1997. In addition, the same document reports that as of May 16, 1997 there were outstanding 500,000 shares of Series C Stock (as defined herein). All shares of Common Stock and Series C Stock represent voting securities.


               Except for 40,000, 80,000 and 100,000 shares of Common Stock purchased by Messrs. Friedenberg, Phalen and Morgan, respectively, in a private placement directly from the Company in 1994 or as otherwise set forth herein, all purchases of Common Stock were made in open-market brokerage transactions. Appendix B sets forth for each person making this filing and for all such persons in the aggregate the number of shares of Common Stock purchased and sold in the past 60 days, the dates of such transactions and the purchase or sale price per share.

               Except as set forth below, each person making this filing has the sole power to vote and dispose of the shares of Common Stock owned of record by such person. No other person making this filing shares with any other person the power to direct the voting or disposition of the shares of Common Stock deemed to be owned beneficially by such person.

               With respect to the shares reported by Dr. Binder, 3,000 are owned personally, 7,400 are owned in a custodian account for his son and 110,000 shares are owned by a pension plan account for his benefit. Dr. Binder has sole voting and dispositive power with respect to all of such holdings. The shares held by Mr. Bulloch are held in his individual retirement account. With respect to the shares reported by Mr. Locigno, 10,000 shares are held in an individual retirement account.

               With respect to the shares reported by Mr. and Mrs. Gibson, 15,000 shares are held jointly (shared voting and dispositive power), 20,000 are held in an individual retirement account for Mr. Gibson (sole voting and dispositive power) and 5,000 shares are held by Mr. Gibson (sole voting and dispositive power). The 5,000 shares held by Mr. Gibson include 1,667 shares of the Company's Series C Voting Convertible Preferred Stock, par value $.10 per share ("Series C Stock").

               With respect to the shares of Common Stock reported by Mr. Friedenberg, such holding includes 13,333 shares of Series C Stock. All shares of Common Stock and Series C Stock reported by Mr. Friedenberg are held in private investment accounts over which Mr. Friedenberg has the power to vote and dispose of such shares.

               With respect to the shares of Common Stock reported by Mr. Love, all of such shares are held by Mr. Love under investment advisory contracts with two clients pursuant to which Mr. Love has the power to vote and dispose of such shares. With respect to the shares of Common Stock reported by Mr. Morgan, such holding includes 33,333 shares of Series C Stock. All shares of Common Stock and Series C Stock reported by Mr. Morgan are held in a hedge fund limited partnership pursuant to which Mr. Morgan has the power to vote and dispose of such shares.

               With respect to the shares reported by Mr. and Mrs. Ting, 162,000 shares are beneficially owned by them jointly (shared voting and dispositive power), 60,000 shares are beneficially owned by Mr. Ting (sole voting and dispositive power), and 3,000 shares are beneficially owned by Mrs. Ting (sole voting and dispositive power). The shares of Common Stock reported by Mr. and Mrs. Mahonski are owned jointly, with shared voting and dispositive power over all of such shares.

               With respect to the shares reported by MH&A, MH&A is a registered investment advisor that manages client funds on a discretionary basis. Client and MH&A funds were used to purchase the shares reported by MH&A, with MH&A possessing the sole voting and dispositive power with respect to all such shares. The shares of Common Stock reported by Mr. Friedenberg are owned by Firebird Capital, a financial advisory firm, in investment accounts for the benefit of clients with Mr. Friedenberg possessing the sole voting and dispositive power with respect to all such shares.

               With respect to the shares reported by Mr. Wright, 70,000 shares result from direct purchases of shares from the Company pursuant to the exercise of options to purchase Common Stock. Mr. Wright also owns an option to acquire 100,000 shares of Chantal Skin Care Corp., a subsidiary of the Company. Mr. Phalen holds options to acquire 50,000 shares of Chantal Skin Care Corp.

               The shares of Common Stock reported by Mr. Miller are owned by Mr. Miller and his wife as trustees for the benefit of The Miller Trust. Mr. and Mrs. Miller have shared voting and dispositive power over all of such shares. The shares of Common Stock reported by Mr. McInnis are owned by The Patrick J. McInnis Living Trust and Mr. McInnis is the sole trustee possessing sole voting and dispositive power.

               Except for the foregoing, none of the persons referred to in this Item 5 beneficially owns any shares of Common Stock or has or knows any other person who has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, any shares of Common Stock owned beneficially by any of the persons filing this Schedule 13D.

     Item 6.   Contracts, Arrangements, Understandings or
               Relationships with Respect to Securities of the Issuer.

               The persons making this filing have a general understanding among themselves whereby they will consult with each other before purchasing or disposing of any shares of Common Stock. Except for such understanding none of the persons filing this statement has any contracts, arrangements, understandings or relationships (legal or otherwise) with any person with respect to any securities of the Company, including but not limited to any agreements concerning (i) transfer or voting of any securities of the Company, (ii) finder's fees, (iii) joint ventures, (iv) loan or option arrangements, (v) puts or calls,
     (vi) guarantees of profits, (vi) division of profits or loss or
     (viii) the giving or withholding of proxies.

     Item 7.   Material to be Filed as Exhibits.

               Exhibit 1:  Joint Filing Agreement.

                    SIGNATURES AND POWER OF ATTORNEY

               KNOW ALL MEN BY THESE PRESENTS, that each person or entity whose signature appears below constitutes and appoints Peter Ting and Paul Locigno, and each of them, his or its true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or it and in his or its name, place and stead, in any and all capacities, to sign any and all amendments to this Statement on Schedule 13D and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue thereof.

               After reasonable inquiry and to the best knowledge and belief of each person or entity set forth below, each such person or entity certifies that the information set forth in this Statement is true, complete and correct.

          Signature                          Date

           /s/ Robert J. Binder              June 7, 1997
          --------------------------
          Robert J. Binder

           /s/ Brad Bulloch                  June 8, 1997
          --------------------------
          Brad Bulloch

          Doran Capital Management, L.P.

          By________________________         June __, 1997

          /s/ Douglas S. Friedenberg         June 10, 1997
          --------------------------
          Douglas S. Friedenberg

          /s/ Kathleen Gibson                June 7, 1997
          --------------------------
          Kathleen Gibson

          /s/ William Gibson                 June 7, 1997
          --------------------------
          William Gibson

          /s/ David James                    June 9, 1997
          --------------------------
          David James

          /s/ Paul R. Locigno                June 7, 1997
          --------------------------
          Paul Robert Locigno

          /s/ Richard J. Love                June 9, 1997
          --------------------------
          Richard J. Love

          /s/ Rick Mahonski                  June 7, 1997
          --------------------------
          Rick Mahonski

          /s/ Diane Mahonski                 June 7, 1997
          --------------------------
          Diane Mahonski

          /s/ Patrick J. McInnis             June 9, 1997
          --------------------------
          Patrick J. McInnis

          /s/ Howard Miller                  June 9, 1997
          --------------------------
          Howard Miller

          MH & Associates Securities
          Management Corporation

          By /s/ John Z. Heilman             June 6, 1997
            ------------------------
             John Z. Heilman

          /s/ E.C. Morgan                    June 9, 1997
          --------------------------
          E.C. Morgan

          /s/ Francis T. Phalen              June 6, 1997
          --------------------------
          Francis T. Phalen

          /s/ Peter Ting                     June 6, 1997
          --------------------------
          Peter Ting

          /s/ Margarette Ting                June 6, 1997
          --------------------------
          Margarette Ting

          /s/ Donald W. Wright               June 5, 1997
          --------------------------
          Donald W. Wright

                                                         Exhibit 1

                         JOINT FILING AGREEMENT

               Each of the undersigned does hereby agree that the
     Schedule 13D filed herewith and any amendments thereto relating to the acquisition of shares of Common Stock, par value $.01 per share, of Chantal Pharmaceutical Corporation, a Delaware corporation, is filed jointly on behalf of each such person.

               Signature                         Date

               /s/ Robert Binder                 June 7, 1997
               --------------------------
               Robert Binder

               /s/ Brad Bulloch                  June 8, 1997
               ---------------------------
               Brad Bulloch

               Doran Capital Management, L.P.

               By /s/ Barbara Doran              June 6, 1997
                  ------------------------

               /s/ Douglas S. Friedenberg        June 10, 1997
               ---------------------------
               Douglas S. Friedenberg

               /s/ Kathleen Gibson               June 7, 1997
               ---------------------------
               Kathleen Gibson

               /s/ William Gibson                June 7, 1997
               ---------------------------
               William Gibson

               /s/ David James                   June 9, 1997
               ---------------------------
               David James

               /s/ Paul R. Locigno               June 7, 1997
               ---------------------------
               Paul Robert Locigno

               /s/ Richard J. Love               June 9, 1997
               ---------------------------
               Richard J. Love

               /s/ Howard Miller                 June 9, 1997
               ---------------------------
               Howard Miller

               /s/ Rick Mahonski                 June 7, 1997
               ---------------------------
               Rick Mahonski

               /s/ Diane Mahonski                June 7, 1997
               ---------------------------
               Diane Mahonski

               /s/ Patrick J. McInnis            June 9, 1997
               ---------------------------
               Patrick J. McInnis

               MH & Associates Securities
               Management Corporation

               By /s/ John Z. Heilman            June 6, 1997
                 -------------------------
                  John Z. Heilman

               /s/ E.C. Morgan                   June 9, 1997
               ---------------------------
               E.C. Morgan

               /s/ Francis T. Phalen             June 6, 1997
               ---------------------------
               Francis T. Phalen

               /s/ Peter Ting                    June 6, 1997
               ---------------------------
               Peter Ting

               /s/ Margarette Ting               June 6, 1997
               ---------------------------
               Margarette Ting

               /s/ Donald W.Wright               June 5, 1997
               ---------------------------
               Donald W. Wright

                                  SIGNATURES

               After reasonable inquiry and to the best knowledge and belief of each person or entity set forth below, each such person or entity certifies that the information set forth in this Statement is true, complete and correct.

               Signature                         Date

               Doran Capital Management, L.P.

               By:  /s/ Barbara Doran            June 6, 1997
                  --------------------------




                                   Appendix A

          1.   Robert J. Binder

               (a)  Business Address         Bay Imaging Consultants
                                             Medical Group
                                             2125 Ygnacio Valley Road
                                             Suite 200-K
                                             Walnut Creek, Ca 94598

               (b)  Principal Occupation     Radiologist

          2.   Brad Bulloch

               (a)  Residence Address        69979 Meadow View Road
                                             Sisters, Oregon 97759

               (b)  Principal Occupation     Investor

          3.   Doran Capital Management, L.P.

               (a)  Business Address         237 Park Avenue
                                             Suite 900
                                             NY, NY 10017

               (b)  Principal Occupation     Hedge fund

          4.   Douglas S. Friedenberg

               (a)  Business Address         Firebird Capital
                                             1775 Broadway, Suite 1410
                                             NY, NY 10019

               (b)  Principal Occupation     President
                                             Firebird Capital
                                             (financial advisory)

          5.   Kathleen P. and William T. Gibson

               (a)  Residence Address        109 La Plata
                                             Santa Barbara, Ca 93109

               (b)  Principal Occupation     Senior Investment Analyst
                                             Cruttenden Roth
                                             809 Presicio Ave
                                             Santa Barbara, Ca 93101

          6.   David James

               (a)  Business Address         P.O. Box 3372
                                             Falls Church, Va  22043

               (b)  Principal Occupation     Public Relations

          7.   Paul R. Locigno

               (a)  Business Address         Rollins International,
                                             Limited
                                             510 King Street
                                             Suite 302
                                             Alexandria, Va  22314

               (b)  Principal Occupation     Business Consultant

          8.   Richard J. Love

               (a)  Business Address         RJL Capital Management
                                             804 Anacpia Street
                                             Santa Barbara, Ca  93101

               (b)  Principal Occupation     Investment Advisory
                                             Services

          9.   Rick and Diane Mahonski

               (a)  Residence Address        543 Clinton
                                             S Williamsport, Pa
                                             17701-7501

               (b)  Principal Occupation     Goldsmith

          10.  Patrick J. McInnis

               (a)  Residence Address        227 East 60th St
                                             NY, NY 10022-1443

               (b)  Principal Occupation     [Co-Owner]
                                             David Duncan Antiques
                                             227 East 60th Street
                                             NY, NY  10022-1433

          11.  MH & Associates Securities Management Corporation

               (a)  Business Address         21031 Ventura Blvd.
                                             Suite 307
                                             Woodland Hills, Ca 91364

               (b)  Principal Employment     see above
                                             (registered investment
                                             advisor)

          12.  Howard Miller

               (a)  Residence Address        13 Edgewater Road
                                             Belvedere, Ca 94920

               (b)  Principal Occupation     Retired

          13.  E.C. Morgan

               (a)  Residence Address        2106 Jackson Street, #8
                                             San Francisco, Ca  94115

               (b)  Principal Occupation     Morgan Capital Management
                                             1 Embarcadero Center
                                             Suite 2830
                                             San Francisco, Ca  94111
                                             (Hedge fund manager)

          14.  Francis T. Phalen

               (a)  Residence Address        19620 Superior St
                                             Northridge, Ca 91324

               (b)  Principal Occupation     Business Consultant

          15.  Peter and Margarette Ting

               (a)  Residence Address        3319 Greenmeadow Drive
                                             Danville, Ca 94506

               (b)  Principal Occupation     Investor

          16.  Donald W. Wright

               (a)  Residence Address        1680 Greenfield Drive
                                             Reno, Nevada 89509

               (b)  Principal Occupation     Business Consultant

                                  Appendix B

                 PURCHASES OF COMMON STOCK WITHIN PAST 60 DAYS*

                                        Purchase
          Stock          Date of        Price Per     No. of Shares
          Purchaser      Purchase       Share         Purchased
          ---------      --------       ---------     -------------
          Doran          5/8/97         $1.02         20,000

          James          5/6/97         $1.0625        2,000
                         5/15/97        $1.125         2,000
                         5/16/97        $1.0312          500
                         5/20/97        $.9687         2,000
                         5/22/97        $.9062         2,000
                         5/23/97        $.8593         2,000

          Locigno        6/2/97         $.8125        10,000

          MH&A           4/22/97        $1.43          3,000

          Phalen         5/6/97         $1.08          2,500
                         5/6/97         $1.09          7,500
                         5/23/97        $1.21         10,000
                         5/28/97        $.84           5,000

          Ting           5/30/97        $1.03          8,400

                                             Total   $76,900
                                                     =======


               SALES OF COMMON STOCK WITHIN PAST 60 DAYS*

                                                  NO. OF
          STOCK          DATE OF     SALE PRICE     SHARES
          SELLER          SALE        PER SHARE      SOLD
          ------         -------     ----------     ------
          Ting           6/2/97      $.97           1,400

          ________________________
          * All transactions were made in open-market brokerage transactions.